UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MOTORSPORT GAMES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules14a-6(i)(1) and 0-11

MOTORSPORT GAMES INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, OCTOBER 24, 2025

Dear Stockholders:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Motorsport Games Inc., a Delaware corporation (the “Company”), to be held on October 24, 2025, at 11:00 a.m. local time, at the Company’s corporate headquarters, located at 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027.

At the Special Meeting, you will be asked: (1) to approve the exercise of the Warrants (as defined below) issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), under applicable rules and regulations of the Nasdaq Stock Market LLC (Proposal No. 1); and (2) to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 (Proposal No. 2). No other matters will be considered at the Special Meeting

In a private placement transaction that closed on July 29, 2024 (the “Private Placement”), the Company issued the Warrants, which were comprised of the following: (i) Series A warrants (the “Series A Warrants”) to purchase up to 460,830 shares of Class A common stock; (ii) Series B warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Purchase Warrants”) to purchase up to 460,830 shares of Class A common stock, which Purchase Warrants were purchased by two institutional investors (the “Investors”) in the Private Placement; and (iii) placement agent warrants (the “Placement Agent Warrants” and collectively with the Purchase Warrants, the “Warrants”) to purchase up to 27,650 shares of Class A common stock (the “Placement Agent Warrants”) that were issued to designees of H.C. Wainwright & Co., LLC (“Wainwright” or the “Placement Agent”) as compensation for Wainwright acting as placement agent in connection with the Private Placement.

On or about September 9, 2025, we will commence mailing the Notice of Internet Availability of Proxy Materials. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement and a proxy card or voting instruction form on or about September 9, 2025. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials.

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YOUR VOTE IS IMPORTANT

The close of business on August 27, 2025, has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on August 27, 2025 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

The proxy card or voting instruction form, as applicable, will entitle you to vote your shares on the matters presented at the Special Meeting, even if you are unable to attend in person. Please mark the proxy card to indicate your vote, date and sign the proxy card and return it in the enclosed envelope as soon as possible for receipt prior to the Special Meeting, or follow the instructions in the accompanying proxy materials to vote via the internet. Regardless of the number of shares you own, please be sure you are represented at the Special Meeting either by attending in person or by returning your proxy by mail or voting on the internet as soon as possible.

Our Board recommends that you vote “FOR” Proposal Nos. 1 and 2.

Our Board is deeply committed to the Company, its stockholders and enhancing stockholder value and we thank you for your ongoing support and continued interest in Motorsport Games.

Sincerely,

/s/ Stephen Hood
Stephen Hood
Miramar, Florida
September 9, 2025

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MOTORSPORT GAMES INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, OCTOBER 24, 2025, AT 11:00 A.M. LOCAL TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Motorsport Games Inc., a Delaware corporation (the “Company”), will be held on Friday, October 24, 2025, at 11:00 a.m. local time, at the Company’s corporate headquarters, located at 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027, to consider the following matters, as more fully described in the proxy statement accompanying this notice:

1.	to approve the exercise of the Warrants (as defined below) issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), under applicable rules and regulations of the Nasdaq Stock Market LLC (Proposal No. 1); and

2.	to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 (Proposal No. 2).

In a private placement transaction that closed on July 29, 2024 (the “Private Placement”), the Company issued the Warrants, which were comprised of the following: (i) Series A warrants (the “Series A Warrants”) to purchase up to 460,830 shares of Class A common stock; (ii) Series B warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Purchase Warrants”) to purchase up to 460,830 shares of Class A common stock, which Purchase Warrants were purchased by two institutional investors (the “Investors”) in the Private Placement; and (iii) placement agent warrants (the “Placement Agent Warrants” and collectively with the Purchase Warrants, the “Warrants”) to purchase up to 27,650 shares of Class A common stock (the “Placement Agent Warrants”) that were issued to designees of H.C. Wainwright & Co., LLC (“Wainwright” or the “Placement Agent”) as compensation for Wainwright acting as placement agent in connection with the Private Placement.

Stockholders of record at the close of business on August 27, 2025 are entitled to notice of and to vote at our Special Meeting and any adjournment or postponement thereof. All stockholders are cordially invited to attend the Special Meeting in person.

On or about September 9, 2025, we will commence mailing the Notice of Internet Availability of Proxy Materials. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement and a proxy card or voting instruction form on or about September 9, 2025. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, OCTOBER 24, 2025

The proxy statement is available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY card) AND SUCH MATERIALS WILL BE SENT TO YOU.

Our Board recommends that you vote “FOR” Proposal Nos. 1 and 2.

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

/s/ Stephen Hood
Stephen Hood Chief Executive Officer and President

Miramar, Florida
September 9, 2025

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MOTORSPORT GAMES INC.

3350 SW 148th Avenue, Suite 207

Miramar, Florida 33027

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
FRIDAY, OCTOBER 24, 2025

PROXY STATEMENT

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of Class A common stock, $0.0001 par value per share (the “Class A common stock”), and Class B common stock $0.0001 par value per share (the “Class B common stock”), of Motorsport Games Inc., a Delaware corporation (referred to as “Motorsport Games,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Motorsport Games of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on Friday, October 24, 2025, beginning at 11:00 a.m., local time at 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027, and at any adjournment or postponement of the Special Meeting.

The purpose of the Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting. No other business will come before the Special Meeting.

Our Board of Directors is soliciting votes FOR the approval to exercise Warrants (as defined below) issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of the Company’s Class A common stock under applicable rules and regulations of the Nasdaq Stock Market LLC (Proposal No. 1 also referred to as the “Warrant Exercise Proposal”); and FOR the approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 (Proposal No. 2 also referred to as the “Adjournment Proposal”).

In a private placement transaction that closed on July 29, 2024 (the “Private Placement”), the Company issued the Warrants, which were comprised of the following: (i) Series A warrants (the “Series A Warrants”) to purchase up to 460,830 shares of Class A common stock; (ii) Series B warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Purchase Warrants”) to purchase up to 460,830 shares of Class A common stock, which Purchase Warrants were purchased by two institutional investors (the “Investors”) in the Private Placement; and (iii) placement agent warrants (the “Placement Agent Warrants” and collectively with the Purchase Warrants, the “Warrants”) to purchase up to 27,650 shares of Class A common stock (the “Placement Agent Warrants”) that were issued to designees of H.C. Wainwright & Co., LLC (“Wainwright” or the “Placement Agent”) as compensation for Wainwright acting as placement agent in connection with the Private Placement.

On or about September 9, 2025, we will commence mailing the Notice of Internet Availability of Proxy Materials. If you previously requested electronic or paper delivery of the proxy materials, you will be sent the proxy statement and a proxy card or voting instruction form on or about September 9, 2025. The Notice of Internet Availability of Proxy Materials contains instructions on how to access an electronic copy of our proxy materials. The proxy statement is also available at www.proxyvote.com.

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SPECIAL MEETING ADMISSION

All stockholders are welcome to attend the Special Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Class A common stock or Class B common stock on August 27, 2025, the record date for the Special Meeting (the “Record Date”). This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting, you will be required to present proof of your ownership of our Class A common stock on the Record Date, such as a bank or brokerage account statement and voting instruction card, to be admitted to the Special Meeting.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Motorsport Games’s transfer agent, ClearTrust, LLC, you are considered the “stockholder of record” of those shares, and this proxy statement is being sent directly to you by Motorsport Games. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the Special Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit www.proxyvote.com and follow the instructions), or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the Special Meeting in accordance with your instructions.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on October 23, 2025 to be counted.

Submit a Proxy at the Special Meeting

Submitting a proxy by mail or internet will not limit your right to vote at the Special Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Special Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: What information is contained in this proxy statement?

A: The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and other required information.

Q: Why did I receive a one-page Notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?

A: Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to mail to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the internet and receive a paper copy of the proxy materials by mail on request. This proxy statement is available at www.proxyvote.com, and further instructions on how to access the proxy materials over the internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may access proxy materials in printed form by mail or electronically on an ongoing basis. This process has allowed us to expedite our stockholders’ receipt of proxy materials, lower the cost of distribution, and reduce the environmental impact of our Annual Meeting.

Q: What items of business will be voted on at the Special Meeting?

A: The two (2) items of business scheduled to be voted on at the Special Meeting are:

Proposal No. 1—Warrant Exercise. To approve the exercise of the Warrants issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of Class A common stock under applicable rules and regulations of the Nasdaq Stock Market LLC; and

Proposal No. 2—Adjournment Proposal. To approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Warrant Exercise Proposal.

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Q. How does the Board of Directors recommend that I vote?

A: The Board of Directors recommends that you vote your shares (1) FOR the Warrant Exercise Proposal; and (2) FOR the Adjournment Proposal.

Q: Who is entitled to vote at the Special Meeting?

A: Holders of record of our Class A common stock and Class B common stock as of the close of business on August 27, 2025, the Record Date for the Special Meeting, will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock are entitled to vote on all matters brought before the Special Meeting.

As of the Record Date, there were 5,078,450 shares of Class A common stock and 700,000 shares of the Company’s Class B common stock outstanding and entitled to vote. Holders of Class A common stock are entitled to one vote per share. Holders of Class B common stock are entitled to ten votes per share.

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Q. What shares can I vote?

A: You may vote or cause to be voted all shares of Class A common stock and Class B common stock owned by you as of the close of business on August 27, 2025, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of Motorsport Games maintained with Motorsport Games’ transfer agent, ClearTrust, LLC, you are considered the “record holder” of those shares, and this proxy statement is sent directly to you by Motorsport Games. As the stockholder of record, you have the right to grant your voting proxy directly or to directly vote in person at the Special Meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and this proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Special Meeting, instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you are a beneficial owner and do not instruct your broker, bank, or nominee how to vote your shares, the question of whether your broker, bank or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote.

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Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposal No. 1 and Proposal No. 2 are non-routine matters. Accordingly, your broker, bank or nominee may not vote your shares on Proposal No. 1 or Proposal No. 2 without your instructions. Because there are no routine matters on which brokers, banks or other nominees can vote without instruction at the Special Meeting, no broker non-votes are expected at the Special Meeting.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Motorsport Games Inc., 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the Special Meeting in person and voting your shares. Attendance at the meeting will not, by itself, change or revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change or revoke your vote by following instructions provided by your broker, bank or nominee.

Q: What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A: If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR the Warrant Exercise Proposal; and (2) FOR the Adjournment Proposal.

Q: What is a quorum and why is it necessary?

A: Conducting business at the Special Meeting requires a quorum. The presence, either in person or by proxy, of holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote on August 27, 2025 is necessary to constitute a quorum. Because, as mentioned above, banks, brokers and nominee holders of record will not have discretionary voting authority with respect to any of the proposals to be considered at the Special Meeting, if a beneficial owner of shares held in “street name” does not give voting instructions to the broker, bank or nominee holder of record, such shares will not be considered present or represented by proxy at the Special Meeting, which means such shares will not be included in determining whether a quorum is present. Abstentions, on the other hand, will be included in determining whether a quorum is present. If you hold your shares in street name, we encourage you to provide voting instructions to the broker, bank or nominee that holds your shares. If there is no quorum, the chairperson of the meeting or the holders of a majority of the shares represented at the meeting may adjourn the meeting to another date.

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Q: What is the voting requirement to approve each of the proposals?

A: Proposal No. 1—Warrant Exercise Proposal. To be approved, Proposal No. 1 (the Warrant Exercise Proposal), must receive the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on that proposal at the Special Meeting. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters to be voted on.

Proposal No. 2—Adjournment Proposal. To be approved, Proposal No. 2 (the Adjournment Proposal), must receive the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on that proposal at the Special Meeting. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters to be voted on.

We recommend you vote FOR the two (2) proposals.

Q: What should I do if I receive more than one proxy statement?

A: You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q: Where can I find the voting results of the Special Meeting?

A: We intend to announce voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q: Who will count the votes?

A: One or more inspectors of election will tabulate the votes.

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Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Motorsport Games or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q: Who will bear the cost of soliciting votes for the Special Meeting?

A: The Board of Directors is making this solicitation on behalf of Motorsport Games, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We are paying the cost of this solicitation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, e-mail, facsimile or other means by our officers or regular employees, without paying them any additional compensation or remuneration. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and we will, upon request, reimburse them for their reasonable expenses in so doing.

Q: When are stockholder proposals and director nominations due for next year’s annual meeting?

A: To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by November 21, 2025, to the attention of the Corporate Secretary of Motorsport Games Inc. at 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027 and you must comply with all applicable requirements of Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record may also submit a proposal (including a director nomination) in accordance with Motorsport Games’s bylaws, as amended (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), but does not intend to have included in the proxy materials prepared by the Company in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no less than 60 days nor more than 90 days before the first anniversary of the prior year’s meeting. However, if we hold the 2026 Annual Meeting on a date that is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by us no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made. See “STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS” elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at our 2026 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 24, 2026. If such meeting date is changed by more than 30 days, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

Q: Who can help answer my questions?

A: If you have any questions about the Special Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Motorsport Games Inc., at 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027 or by phone at (305) 413-0812.

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PROPOSAL NO. 1

THE WARRANT EXERCISE PROPOSAL

APPROVAL OF THE EXERCISE OF WARRANTS ISSUED ON JULY 29, 2024 TO PURCHASE UP TO AN AGGREGATE OF 949,310 SHARES OF CLASS A COMMON STOCK UNDER APPLICABLE RULES AND REGULATIONS OF NASDAQ

Motorsport Games is seeking stockholder approval for the exercise of the warrants issued by Motorsport Games on July 29, 2024 (the “Warrants”) to purchase up to an aggregate of 949,310 shares of the Company’s Class A common stock under applicable listing rules and regulations of Nasdaq.

On July 26, 2024, Motorsport Games entered into a securities purchase agreement (the “Purchase Agreement”) with two institutional investors (the “Investors”) for the issuance and sale of an aggregate of: (i) 351,928 shares of Class A common stock, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 108,902 shares of Class A common stock, and in the concurrent private placement (the “Private Placement”), the Company issued: (a) Series A Warrants to purchase up to 460,830 shares of Class A common stock at an exercise price of $2.17 per share (the “Series A Warrants”), and (b) Series B Warrants to purchase up to 460,830 shares of Class A common stock at an exercise price of $2.17 per share (the “Series B Warrants” and collectively with the Series A Warrants, the “Purchase Warrants”); and (c) placement agent warrants (the “Placement Agent Warrants” and collectively with the Purchase Warrants, the “Warrants”) to purchase up to 27,650 shares of Class A common stock that were issued to designees of H.C. Wainwright & Co., LLC (“Wainwright” or the “Placement Agent”) as compensation for Wainwright acting as placement agent in connection with the Private Placement. The net proceeds to us from the Offering (as defined below) were approximately $0.9 million, after deducting placement agent fees and expenses and estimated offering expenses payable by us.

The shares of Class A common stock issuable upon the exercise of the Series A Warrants and the Series B Warrants are collectively referred to as the “Warrant Shares.” The Series A Warrants and the Series B Warrants will become exercisable on the effective date of the stockholder approval for the issuance of the Warrant Shares upon exercise of the Series A Warrants and the Series B Warrants (the “Stockholder Approval Date”). The Series A Warrants have a term of exercise equal to five and one-half years from the Stockholder Approval Date. The Series B Warrants have a term of exercise equal to eighteen months from the Stockholder Approval Date

A holder of the Series A Warrants and Series B Warrants may not exercise any portion of such holder’s the Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Class A common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the exercise.

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In connection with the Private Placement, we agreed with the Investors to prepare and file a registration statement with the SEC registering the resale of the shares of Class A common stock underlying the Purchase Warrants no later than 30 days after the Closing Date (as defined in the Purchase Agreement) and to use commercially reasonable efforts to cause such registration statement to become effective within 60 days following the Closing Date (or within 90 days following the Closing Date if the SEC informs the Company that it intends to review such registration statement). We filed a registration statement on Form S-1 registering the Warrant Shares for resale on August 20, 2024, which registration statement was declared effective on August 30, 2024.

The Company entered into an engagement letter with Wainwright, dated November 6, 2023, the term of which was subsequently amended by the Company and Wainwright, pursuant to which Wainwright agreed to act as the exclusive placement agent for the Company, on a reasonable best-efforts basis, in connection with the registered direct offering and the concurrent Private Placement (collectively, the “Offering”). The Company paid Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds of the Offering. The Company also paid Wainwright certain expenses of $30,000 for non-accountable expenses and $15,950 for clearing fees. Additionally, the Company issued to Wainwright and its designees as compensation, the Placement Agent Warrants to purchase up to 27,650 shares of Class A common stock, which is equal to 6.0% of the aggregate number of shares of Class A common stock and shares of Class A common stock issuable upon the exercise of the Pre-Funded Warrants included in the Offering. The Placement Agent Warrants have substantially the same terms as the Series A Warrants and Series B Warrants described above, except that the Placement Agent Warrants have an exercise price of $2.7125 per share (representing 125% of the combined purchase price per Share and accompanying Purchase Warrants) and expire five (5) years following the commencement of the sales pursuant to the Private Placement.

The Series A Warrants, the Series B Warrants, the Placement Agent Warrants and the shares of Class A common stock issuable upon exercise thereof were offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Reasons for the Private Placement

As of June 30, 2024, the Company’s cash and cash equivalents were approximately $0.5 million. As a result, in July 2024, the Company’s Board of Directors determined that it was necessary to raise additional funds for general corporate purposes.

We believe that the Offering, which yielded gross proceeds of approximately $1.0 million, was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Offering, the Company’s Board of Directors considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of the Company’s Board of Directors, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.

9

Description of the Warrants

Pursuant to Nasdaq Stock Market Rule 5635(d), the Warrants will not be exercisable until the Company’s stockholders approve (the “Private Placement Stockholder Approval”) the issuance of the shares of Class A common stock issuable upon exercise of the Warrants. The Purchase Agreement provided that we would be required to hold an annual or special meeting of stockholders on or prior to the date that is ninety (90) days following July 29, 2024, the closing date of the Offering, for the purpose of obtaining the Private Placement Stockholder Approval, meaning we were required to hold a stockholder meeting no later than October 25, 2024. We further agreed with the Investors that if we did not obtain the Private Placement Stockholder Approval at the first meeting that was called, we would call an additional stockholder meeting every six (6) months thereafter until the earlier of the date we obtain such Private Placement Stockholder Approval or the Warrants are no longer outstanding. On October 25, 2024, we held a special meeting of stockholders for the purpose of seeking the Private Placement Stockholder Approval, which was not obtained. We also held an annual meeting of stockholders on April 25, 2025, seeking, among other items, Private Placement Stockholder Approval, which was not obtained.

Set forth below is a summary of the terms of the Warrants. Except as described below, the Placement Agent Warrants have substantially the same terms as the Series A Warrants.

Exercisability

The Purchase Warrants each have an initial exercise price of $2.17 per share and are exercisable beginning on the Stockholder Approval Date, if at all. The Series A Warrants expire five and half years after the Stockholder Approval Date and the Series B Warrants expire 18 months after the Stockholder Approval Date. The Placement Agent Warrants have an initial exercise price of $2.7125 per share and are exercisable beginning on the Stockholder Approval Date, if at all, and expire five years after the commencement of sales in the Offering.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Warrants. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of Class A common stock to be issued will be rounded up to the nearest whole number.

Exercise Limitation

In general, a holder of the Warrants does not have the right to exercise any portion of a Warrant if the holder (together with its Attribution Parties (as defined in the Warrant) would beneficially own in excess of 4.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrant. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

10

Cashless Exercise

If at the time of exercise of a Warrant there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of, the Warrant Shares, in lieu of making the cash payment otherwise contemplated to be made to us upon the exercise of any Warrants in payment of the aggregate exercise price, the holder may, at its option, instead receive upon such exercise (either in whole or in part) only the net number of shares of Class A common stock determined according to a formula set forth in the Warrants.

Adjustment for Stock Splits

The exercise price of the Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A common stock.

Dividends or Distributions

If we declare or make any dividend or other distribution of the Company’s assets (or rights to acquire the Company’s assets) to holders of shares of Class A common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the Warrants, then, in each such case, the holders of the Warrants shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the Warrants.

Purchase Rights

If we grant, issue or sell any shares of Class A common stock or securities exercisable for, exchangeable for or convertible into Class A common stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Class A common stock, referred to as Purchase Rights, then each holder of the Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Warrants immediately before the Record Date, or, if no such record is taken, the date as of which the record holders of shares of Class A common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

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Fundamental Transaction

If a fundamental transaction occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of the Company’s obligations under the Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of the Class A common stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Warrants following such fundamental transaction. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrants for cash in the amount of the Black Scholes Value (as defined in each Warrant) of the unexercised portion of the Warrants concurrently with or within 30 days following the consummation of a fundamental transaction.

However, in the event of a fundamental transaction which is not in the Company’s control, including a fundamental transaction not approved by the Company’s Board of Directors, the holders of the Warrants will only be entitled to receive from us or the Company’s successor entity, as of the date of consummation of such fundamental transaction the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Warrant that is being offered and paid to the holders of Class A common stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of Class A common stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

Transferability

Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned.

Rights as a Stockholder

Except as otherwise provided in the Warrants or by virtue of a holder’s ownership of shares of Class A common stock, the holders of the Warrants do not have the rights or privileges of holders of our Class A common stock, including any voting rights, unless and until they exercise their Warrants.

Amendments

Each Warrant may be amended with the written consent of the holder of such Warrant and us.

Listing

There is no established public trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Warrants on any national securities exchange.

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Reasons for the Warrant Exercise Proposal

Our Class A common stock is listed on Nasdaq and trades under the ticker symbol “MSGM.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to such issuance for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our Class A common stock on Nasdaq on July 25, 2024, the trading date immediately preceding the signing of the Purchase Agreement, was $2.17 per share. In order to comply with Nasdaq Listing Rule 5635(d), the Warrants are not exercisable until the Private Placement Stockholder Approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 949,310 shares of Class A common stock upon the exercise of the Warrants that were issued. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to an additional approximately $2.1 million (before deducting expenses and placement agent fees) upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations. If we should reduce the exercise price of the Warrants, the gross proceeds received by us from the exercise of the Warrants may be less than $2.1 million, and approval of this proposal is an approval of the issuance of up to an aggregate of 949,310 shares of our Common Stock pursuant to the Warrants at the initial exercise price as well as an unknown lower exercise price.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreement, as the Private Placement has already been completed and the Warrants have already been issued. We are only asking for approval to issue the Warrant Shares upon exercise of the Warrants.

Potential Consequences if Proposal No. 1 is Not Approved

The failure of our stockholders to approve this Proposal No. 1 will mean that: (i) we cannot permit the exercise of the Warrants and (ii) we may incur substantial additional costs and expenses because we will need to hold another meeting to vote upon this proposal.

Each Series A Warrants and Series B Warrant has an initial exercise price of $2.17 per share and each Placement Agent Warrant has an initial exercise price of $2.7125 per share. Accordingly, we would realize an aggregate of up to approximately $2.1 million in gross proceeds before deducting expenses and fees that we will owe to H.C. Wainwright & Co., LLC, the placement agent in connection with the Private Placement, if all the Warrants were exercised for cash at their respective initial exercise prices. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Private Placement and the issuance of the Warrants, we have agreed to seek stockholder approval every six (6) months until our stockholders approve the issuance of the Warrant Shares or until such time as none of the Warrants are outstanding. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the Warrant Shares upon exercise of the Warrants. Assuming the full exercise of the Warrants, an aggregate of 949,310 additional shares of Class A common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Class A common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate, or our Bylaws, as amended, with respect to the Warrant Exercise Proposal.

Required Vote

To be approved, Proposal No. 1 (the Warrant Exercise Proposal), must receive the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on that proposal at the Special Meeting. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters to be voted on.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 1 to approve the Warrant Exercise Proposal.

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PROPOSAL NO. 2

THE ADJOURNMENT PROPOSAL

APPROVAL TO ADJOURN THE Special MEETING TO A LATER DATE, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF PROPOSAL NO. 1

Background of and Rationale for the Proposal

The Board believes that if the number of shares of the Company’s common stock voted in favor of and entitled to vote at the Special Meeting is insufficient to approve Proposal No. 1 (the Warrant Exercise Proposal), it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve any of the Warrant Exercise Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any of the Warrant Exercise Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of Class A common stock will vote against any of the Warrant Exercise Proposal we could adjourn or postpone the Special Meeting without a vote on the proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Warrant Exercise Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new Record Date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

To be approved, Proposal No. 2 (the Adjournment Proposal), must receive the affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on that proposal at the Special Meeting. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters to be voted on.

Recommendation of our Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of August 27, 2025 for:

●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock and Class B common stock (by number or by voting power);

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and current executive officers as a group.

Applicable percentage ownership before the offering is based on 5,078,450 shares of Class A common stock and 700,000 shares of our Class B common stock outstanding as of August 27, 2025.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of the date of August 27, 2025, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated, the address of all listed stockholders is c/o Motorsport Games Inc., 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027.

	Shares Beneficially Owned
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%	% of Total Voting Power(1)
5% Stockholders:
Driven Lifestyle Group LLC(2)	1,480,385	29.15%	700,000	100%	70.21%
Sharp Arrow Global Tech Ventures L.P. (3)	1,463,637	26.82%	—	—	11.75%
Directors and Named Executive Officers(4):
John Delta	46,593	*	—	—	*
Andrew P. Jacobson	13,158	*	—	—	*
Navtej Singh Sunner	13,158	*	—	—	*
Guoquan (Paul) Huang	181,818	3.58%	—	—	1.51%
Stephen Hood	47,179	*	—	—	*
Stanley Beckley	—	—	—	—	—
Directors and current executive officers as a group (6 persons)	301,906	5.94%	—	—	2.49%

*	Less than 1%

(1)	Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)	Consists of shares held of record by Driven Lifestyle Group LLC (formerly known as Motorsport Network LLC). Mike Zoi is the manager of Driven Lifestyle Group LLC and has sole voting and dispositive power with respect to the shares held by Driven Lifestyle Group LLC. The address of Driven Lifestyle Group LLC is 5972 NE 4th Avenue, Miami, FL 33137.

(3)	Consists of 1,085,801 shares of Class A common stock and 377,836 shares underlying pre-funded warrants held of record by Sharp Arrow Global Tech Ventures L.P., a British Virgin Islands limited partnership (“Sharp Arrow”). Zhibin Weng, General Partner of Sharp Arrow, has sole voting and investment control of the shares beneficially owned by Sharp Arrow. The address of Sharp Arrow is 254 Peoples Way, Hockessin, DE 19707.

(4)	Shares beneficially owned by directors and named executive officers consist of options to purchase shares of Class A common stock that will be vested and exercisable within 60 days of August 27, 2025, except that (i) shares beneficially owned by Mr. Delta include 7,000 shares of Class A common stock and (ii) shares beneficially owned by Mr. Huang include 181,818 shares of Class A common stock.

15

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable document(s) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single proxy statement or notice may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, annual report or notice you may (1) notify your broker, (2) direct your written request to: Motorsport Games Inc., 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027, Attention: Corporate Secretary, or (3) call (305) 507-8799. Stockholders who currently receive multiple copies of our proxy statement and/or notice at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, annual report and/or notice to a stockholder at a shared address to which a single copy of the document(s) was delivered.

Stockholder Proposals And Nominations For The 2026 Annual Meeting

Stockholder proposals intended to be presented at the 2026 Annual Meeting must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027, generally no later than November 21, 2025, which is 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (i.e., March 21, 2025) in order to receive consideration for inclusion in the Company’s 2026 proxy materials. However, if next year’s annual meeting is to be held more than 30 days before or 30 days after the anniversary of this year’s annual meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our 2026 proxy materials. Any such stockholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

Notice of proposals to be considered at next year’s meeting but not included in the proxy statement must meet the requirements set forth in the Company’s bylaws, including providing all of the information specified in the bylaws. The notice must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027. Each proposal submitted must be a proper subject for stockholder action at the meeting. The notice generally must be received not less than 60 days nor more than 90 days prior to the first anniversary of this year’s annual meeting. Therefore, to be timely, stockholder proposals must be received no earlier than January 25, 2026 and no later than February 24, 2026. However, if next year’s annual meeting is to be held more than 30 days before or 60 days after April 25, 2026 (the anniversary of this year’s annual meeting), notice must be received no later than the later of 70 days prior to the date of the meeting or the 10th day following the Company’s public announcement of next year’s annual meeting date.

In addition to satisfying the advance notice provisions of the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Company at its corporate headquarters located at 3350 SW 148th Avenue, Suite 207, Miramar, Florida 33027 no later than February 24, 2026, which is 60 calendar days prior to the anniversary of this year’s annual meeting date (i.e., April 25, 2025) to comply with the SEC’s universal proxy rules. If the date of the 2026 Annual Meeting is changed by more than 30 days before or after April 25, 2026, then notice must be provided by the later of 60 calendar days prior to the date of the meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), which includes the financial statements, is available at https://ir.motorsportsgames.com and by clicking on the “Financials and Filings” tab and selecting “SEC Filings.” Our 2024 Form 10-K is also available on the SEC’s website located at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

Date: September 9, 2025

16

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 23, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 23, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79168-S20795 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOTORSPORT GAMES INC.

Authority is hereby given to the proxies identified on the front of this card to vote in their discretion upon such other business that may properly come before the Special Meeting or any postponement or adjournment thereof.

NOTE: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V79169-S20795

MOTORSPORT GAMES INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
October 24, 2025 at 11:00 a.m. ET

Proxy materials relating to the Special Meeting of Stockholders are available at http://www.proxyvote.com

The undersigned stockholder(s) of Motorsport Games Inc., a Delaware corporation (the "Company"), hereby appoint(s) Stephen Hood and Stanley Beckley, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A and Class B Common Stock of the Company that the undersigned is/are entitled to vote at the Special Meeting of Stockholders of the Company to be held on October 24, 2025, at 11:00 a.m. ET, at 3350 SW 148th Avenue, Suite 207, Miramar, FL 33027 and any adjournment or postponement of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side